UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2013

AVEO Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34655	04-3581650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Sidney Street Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 299-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and the exhibit attached hereto contain forward-looking statements of AVEO Pharmaceuticals, Inc. (“AVEO” or the “Company”) that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K and the exhibit attached hereto, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the potential therapeutic advantages and benefits of tivozanib; the timing and results of the Company’s ongoing clinical trials; and the potential of tivozanib to obtain regulatory approval and enter the advanced renal cell cancer market.

Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including risks and uncertainties inherent in pharmaceutical research and development, such as those related to: the Company’s ability to successfully develop, test and gain approval of its product candidates, including regulatory approval of tivozanib to treat advanced RCC; the Company’s ability to obtain, maintain and enforce intellectual property rights; competition; the Company’s dependence on its alliance partners and other third parties; the Company’s ability to obtain necessary financing; adverse economic conditions; and other risk factors discussed in the “Risk Factors” and elsewhere in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 16, 2013 and in its other filings with the SEC. The forward-looking statements in this Form 8-K and the exhibit attached hereto represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and development will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

Item 7.01 Regulation FD Disclosure.

On February 13, 2013, during the Company’s previously-announced, publicly available conference call and webcast to discuss fourth quarter and year ended December 31, 2012 financial results, recent developments and detailed findings from the Company’s Phase 3 TIVO-1 study in patients with advanced renal cell carcinoma, the Company’s Chief Medical Officer, William Slichenmyer, M.D., will make a presentation regarding overall survival and additional data from the TIVO-1 study. A copy of the slides to be used during Dr. Slichenmyer’s presentation are attached as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVEO Pharmaceuticals, Inc.

By:	/s/ TUAN HA-NGOC
Name:	Tuan Ha-Ngoc
Title:	Chief Executive Officer

Date: February 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation dated February 13, 2013.